Exhibit 99.1

Certain Pharmaceutical Products of Teva Pharmaceutical Industries Limited

Special Purpose Combined Financial Statements of Assets Acquired as of December 31, 2015 and 2014, and Special Purpose Combined Statements of Revenue and Direct Expenses of the Years Ended December 31, 2015, 2014 and 2013.

Certain Pharmaceutical Products of Teva Pharmaceutical Industries Limited

INDEX
Independent Auditor’s Report	1
Special Purpose Combined Statements of Assets Acquired	3
Special Purpose Combined Statements of Revenues and Direct Expenses	4
Notes to Special Purpose Combined Financial Statements	5

Independent Auditor’s Report

To the Management of
Teva Pharmaceuticals Industries Limited

We have audited the accompanying special purpose combined financial statements of Certain Pharmaceutical Products of Teva Pharmaceuticals Industries Limited (the “Company”), which comprise the special purpose combined statements of assets acquired as of December 31, 2015 and 2014, and the related special purpose combined statements of revenues and direct expenses for each of the three years in the period ended December 31, 2015.

Management’s Responsibility for the Special Purpose Combined Financial Statements
Management is responsible for the preparation and fair presentation of the special purpose combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the special purpose combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on the special purpose combined financial statements based on our audits.We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose combined financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the special purpose combined financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the special purpose combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose combined financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the special purpose financial statements referred to above present fairly, in all material respects, the assets acquired of the Certain Pharmaceutical Products of Teva Pharmaceutical Industries Limited, as of December 31, 2015 and December 31, 2014, and the results of their revenues and direct expenses for each of the three years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter
The accompanying special purpose combined financial statements were prepared in connection with the Company’s transactions related to the Certain Pharmaceutical Products of Teva Pharmaceutical Industries Limited and, as described in Note 1, were prepared in accordance with an SEC waiver received by the buyer, for the purposes of the buyer complying with Rule 3-05 of the Securities and Exchange Commission’s Regulation S-X. These special purpose combined financial statements are not intended to be a complete presentation of the financial position or results of operations of the Certain Pharmaceutical Products of Teva Pharmaceutical Industries Limited. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 7, 2016

Certain Pharmaceutical Products of Teva Pharmaceutical Industries Limited

SPECIAL PURPOSE COMBINED STATEMENTS OF ASSETS ACQUIRED
(U.S. dollars in thousands)

	December 31, 2015	December 31, 2014
Intangible assets, net – product rights	$12,752	$17,768
Total assets acquired	$12,752	$17,768

The accompanying notes are an integral part of these special purpose combined financial statements.

Certain Pharmaceutical Products of Teva Pharmaceutical Industries Limited

SPECIAL PURPOSE COMBINED STATEMENTS OF REVENUES AND DIRECT EXPENSES
(U.S. dollars in thousands)

	December 31, 2015	December 31, 2014	December 31, 2013
Net product revenues	$57,124	$15,854	$41,585
Cost of sales (excluding amortization of intangibles)	19,351	23,148	27,409
Amortization	5,016	5,016	5,016
Research and development expenses	1,613	—	—
Selling, general and administrative expenses	3,538	2,852	5,465
Total direct expenses	$29,518	$31,016	$37,890
Revenues net of direct expenses	$27,606	$(15,162)	$3,695

The accompanying notes are an integral part of these special purpose combined financial statements.

Certain Pharmaceutical Products of Teva Pharmaceutical Industries Limited

Notes to Special Purpose Combined Financial Statements

NOTE 1 – Background

Teva Pharmaceutical Industries Limited (the “Parent Company”), headquartered in Israel, together with its subsidiaries and associated companies (the “Company,” “Teva” or the “Group”), is engaged in the development, manufacturing, marketing and distribution of generic, specialty, and other pharmaceutical products. The majority of the Group’s revenues are in the United States and Europe. The Group’s main manufacturing facilities are located in Israel, Hungary, United States, Germany, Canada, Japan, Ireland, the United Kingdom, the Czech Republic, Croatia, Italy and India.

Impax Laboratories, Inc. (“Impax”) entered into an Asset Purchase Agreement (the “Teva Purchase Agreement”) with an affiliate of Teva to purchase respective rights to certain pharmaceutical products (the “Products”) in connection with the divestitures of the Products related to the acquisition of certain businesses and assets by Teva pursuant to the Master Purchase Agreement dated as of July 26, 2015 by and between Allergan plc and Teva. Impax acquired from Teva certain existing assets and rights related to the development, manufacture, import, export, commercialization, distribution, marketing, use, storage, transport, promotion, disposition or sales of the Products.

NOTE 2 – Basis of presentation

The accompanying Special Purpose Combined Financial Statements (the “Financial Statements”) have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP) and derived from Teva’s books and records and certain of its affiliates and only present the assets acquired and the Products’ revenues and direct expenses, including certain allocated expenses. It is impracticable to prepare complete financial statements related to the Products as Teva never accounted for them on a stand-alone basis, as a separate division or subsidiary. Teva never prepared full stand-alone or full carve-out financial statements for these Products and has never maintained the distinct and separate accounts necessary to prepare such financial statements.

These Financial Statements are based upon the Teva Purchase Agreements and relief from SEC Rule 3-05, Significant Acquisition Carve-out Financial Statement Reporting Requirements, obtained by Impax from the Securities and Exchange Commission. These Financial Statements are not intended to be a complete presentation of the financial position, results of operations or cash flows in conformity with accounting principles generally accepted in the United States of America. The operations of these Products rely, to varying degrees, on Teva and certain of its affiliates for marketing, sales order processing, billing, collection, procurement, customer service, warehousing, information technology, insurance, human resources, accounting, regulatory, treasury, and legal support, and these expenses have been allocated in these Financial Statements. These Financial Statements are not indicative of the financial condition or results of operations of the acquired Products on a stand-alone basis, because of the reliance of these Products on Teva and certain of its affiliates.

A provision for income taxes has not been presented in the Financial Statements as these Products were never functioning as a stand-alone unit; accordingly, no allocation of income tax provision/benefit has been made to these Products.

During the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013, these Products did not have any stand-alone financing requirements, and any cash generated was swept to Teva. As the Products have historically been managed as part of the operations of Teva and certain of its affiliates and have not been operated as a stand-alone entity, it is not practical to prepare historical cash flow information regarding the Products’ operating, investing, and financing cash flows. As such, statements of cash flows were not prepared.

NOTE 3 – Certain expenses and allocations

Certain costs and expenses have been allocated by Teva on a specific identification basis or, when specific identification is not practicable, a proportional cost allocation method (primarily net product revenues). Management considers that such allocations have been made on a reasonable basis, but may not necessarily be indicative of the costs that would have been incurred if the Products had been operated on a stand-alone basis for the periods presented.

Cost of sales primarily includes allocations for labor and overhead incurred by Teva for these Products. Selling, general and administrative costs includes certain product-specific legal and product liability costs, and allocated expenses primarily related to cost of labor, costs of outside services and various other costs.

NOTE 4 – Significant accounting policies

Use of estimates

The preparation of these Financial Statements in conformity with accounting principles generally accepted in the U.S. requires management to make certain estimates and assumptions that affect the amounts reported. The estimates and associated assumptions are based on historical experience, complex judgments and various other factors that are believed to be reasonable under the circumstances but are inherently uncertain. The estimation process required to prepare the Financial Statements, including but not limited to, allocations of costs and expenses from the Parent, accounting for deductions from revenue (e.g., rebates, sales discounts, allowances and incentives), determination of useful lives for intangible assets and the assessment of expected cash flow used in evaluating long-lived assets for impairment. Actual results may or may not differ from these estimates. Also, as discussed in note 3, these Financial Statements include allocations and estimates that are not necessarily indicative of the amounts that would have resulted if the Products had been operated on a stand-alone basis.

Intangible assets

Intangible assets are amortized using the straight-line method over their estimated period of useful life. Amortization of acquired developed products is recorded under cost of sales. Amortization periods for product rights are based on Teva’s assessment of various factors impacting estimated useful lives and cash flows. Such factors include the product’s position in its life cycle, the existence or absence of like products in the market, various other competitive and regulatory issues, and contractual terms. Significant changes to any of these factors may result in a reduction in the intangible’s useful life and an acceleration of related amortization expense. Teva reviews its long lived assets and performs detailed testing whenever potential impairment indicators are present. The impairment testing involves comparing the carrying amount of the asset to the forecasted undiscounted future cash flows. In the event the carrying value of the asset exceeds the undiscounted future cash flows, the carrying value is considered not recoverable and the impairment exists. An impairment loss is measured as the excess of the asset’s carrying value over its fair value, calculated using discounted future cash flows.

Revenue recognition

The Company recognizes revenues from sales when persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable and collectability is reasonably assured. This generally occurs when products are shipped and title and risk and rewards for the products are transferred to the customer.

Revenues from product sales are recorded net of provisions for estimated chargebacks, rebates, returns, Medicaid, prompt pay discounts and other deductions, which can be reasonably estimated. When sales provisions are not considered reasonably estimable by Teva, the revenue is deferred to a future period when more information is available to evaluate the impact.

Calculations for these deductions from sales are based on historical experience and the specific terms in the individual agreements. Chargebacks and rebates are the largest components of sales reserves and allowances. Provisions for chargebacks are determined using historical chargeback experience and expected chargeback levels. Rebates are recognized based on contractual obligations in place at the time of sales with consideration given to relevant factors that may affect the payment as well as historical experience for estimated market activity.

The following table summarizes the charges recognized for Sales, Reserves and Allowances provisions ($ in thousands):

	Chargebacks	Rebates	Return and Other Allowances	Cash Discounts	Total
Year Ended December 31, 2013	$57,001	$11,678	$4,365	$2,339	$75,383
Year Ended December 31, 2014	$127,022	$21,364	$5,408	$3,462	$157,256
Year Ended December 31, 2015	$113,621	$23,026	$7,457	$4,107	$148,211

Research and development expenses

Research and development expenses are charged to income as incurred. Research and development in-process acquired as part of an asset purchase, which has not reached technological feasibility and has no alternative future use, is expensed as incurred.

Shipping and handling costs

Shipping and handling costs incurred which are not material to these Products, are expensed in the year incurred and are included in “selling, general and administrative costs” on these Financial Statements.

Advertising expenses

Advertising expenses are charged to income as incurred. Costs associated with advertising, which are not material to these Products, are expensed in the year incurred and are included in “selling, general and administrative costs” on these Financial Statements.

Recent accounting pronouncements

In March 2016, the Financial Accounting Standards Board ("FASB") issued guidance on stock compensation. The guidance is intended to simplify several aspects of the accounting for share-based payments, including income tax consequences, classification of awards as either equity or liabilities, and classification in the statement of cash flows. The guidance will be effective for fiscal years beginning after December 15, 2016, including interim periods within that year. The Parent Company has adopted the provisions of this update during 2016. The guidance did not have a material impact on the Company’s Financial Statements.

In May 2014, the FASB issued guidance on revenue from contracts with customers that will supersede most current revenue recognition guidance, including industry-specific guidance. The underlying principle is that an entity will recognize revenue upon the transfer of goods or services to customers in an amount that the entity expects to be entitled to in exchange for those goods or services. The guidance provides a five-step analysis of transactions to determine when and how revenue is recognized. Other major provisions include capitalization of certain contract costs, consideration of the time value of money in the transaction price, and allowing estimates of variable consideration to be recognized before contingencies are resolved in certain circumstances. The guidance also requires enhanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. In March, April and May 2016, the FASB issued three additional updates regarding identifying performance obligations and licensing, certain principal versus agent considerations, and various narrow scope improvements based on practical questions raised by users. The guidance is effective for the interim and annual periods beginning on or after December 15, 2017 (early adoption is permitted for the interim and annual periods beginning on or after December 15, 2016). The guidance permits the use of either a retrospective or cumulative effect transition method. The Parent Company is currently evaluating the impact of the guidance on its consolidated financial statements.

NOTE 5 – Intangible assets, net

As of December 31, 2015 and December 31, 2014, the gross and net amounts of intangible assets were (in thousands):

	December 31, 2015	December 31, 2014
Product rights	$48,627	$48,627
Accumulated amortization	35,875	30,859
Intangible assets, net	$12,752	$17,768

Amortization of intangible assets amounted to $5,016 thousand for the years ended December 31, 2015, 2014 and 2013. Amortization was deducted from “net product revenues” in order to calculate “revenues net of direct expenses” on these Financial Statements.

As of December 31, 2015, the estimated aggregate amortization of intangible assets for the years 2016 to 2020 is as follows: 2016 to 2019—$2,492 thousand; 2020—$2,063 thousand.

NOTE 6 – Subsequent events

The Company has evaluated transactions that occurred as of the issuance of these Financial Statements, October 7, 2016, for purposes of disclosures of unrecognized subsequent events.